UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 13, 2010

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2010, Rosetta Stone Inc. (the “Company”) announced that it has named Stephen M. Swad, 49, chief financial officer, effective November 9, 2010.

Mr. Swad joins Rosetta Stone from Comverse Technologies, Inc. (“Comverse”), a leading provider of software and systems enabling network-based multimedia enhanced communication and billing services, through its Comverse, Inc. subsidiary, where he served as executive vice president and chief financial officer from May 2009 to October 12, 2010.  Mr. Swad currently serves as special advisor to the chief executive officer of Comverse until he joins the Company. From May 2007 to August 2008, Mr. Swad served as executive vice president and chief financial officer of Federal National Mortgage Association (Fannie Mae), a federally chartered provider of funding for the secondary housing mortgage market.  Mr. Swad previously served as executive vice president and chief financial officer of AOL LLC, a global web services company, from February 2003 to February 2007.  Mr. Swad also served as executive vice president of finance and administration at Turner Entertainment Group, and vice president, financial planning and analysis, at Time Warner.  Mr. Swad, a certified public accountant and former partner of KPMG LLP, also served as deputy chief accountant at the U.S. Securities and Exchange Commission.

Mr. Swad is a party to an employment agreement (“Agreement”) with the Company, which specifies his compensation and benefits.  Mr. Swad’s annual base compensation will be $400,000, and he is eligible to participate in the Company’s annual non-equity incentive plan at an incentive target of 60% of base compensation.  For 2010, Mr. Swad will receive a one-time bonus in lieu of an annual non-equity incentive plan bonus of $240,000, paid by March 15, 2011.  Mr. Swad will also receive grants of 150,000 stock options and 100,000 shares of restricted stock issued pursuant to the Company’s 2009 Omnibus Incentive Plan.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

In connection with Mr. Swad’s employment, Rosetta Stone intends to enter into its standard, written indemnification agreement for officers and directors with Mr. Swad.

A copy of the press release announcing Mr. Swad’s appointment as chief financial officer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Executive Employment Agreement between Rosetta Stone Inc. and Stephen Swad, effective as of November 9, 2010.

99.1	Press Release, dated October 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 13, 2010

By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Executive Employment Agreement between Rosetta Stone Inc. and Stephen Swad, effective as of November 9, 2010.

99.1	Press Release dated October 13, 2010.